Exhibit 10.8

THE LIENS AND SECURITY INTEREST GRANTED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN CLOSING DATE INTERCREDITOR AGREEMENT (THE “CLOSING DATE INTERCREDITOR AGREEMENT”) DATED AS OF JULY 1, 2015, BETWEEN MORGAN STANLEY SENIOR FUNDING INC., AS FIRST LIEN CREDIT AGREEMENT ADMINISTRATIVE AGENT AND MORGAN STANLEY SENIOR FUNDING, INC., AS SECOND LIEN CREDIT AGREEMENT ADMINISTRATIVE AGENT.

SECOND LIEN SECURITY AGREEMENT

dated as of

July 1, 2015

among

THE GRANTORS IDENTIFIED HEREIN

and

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

TABLE OF CONTENTS

		PAGE

ARTICLE 1
Definitions

Section 1.01.	Credit Agreement	1
Section 1.02.	Other Defined Terms	1

ARTICLE 2
Pledge of Securities

Section 2.01.	Pledge	4
Section 2.02.	Delivery of the Pledged Securities	5
Section 2.03.	Representations, Warranties and Covenants	6
Section 2.04.	Certification of Limited Liability Company and Limited Partnership Interests	8
Section 2.05.	Registration in Nominee Name; Denominations	8
Section 2.06.	Voting Rights; Dividends and Interest	8

ARTICLE 3
Security Interests in Personal Property

Section 3.01.	Security Interest	11
Section 3.02.	Representations and Warranties	13
Section 3.03.	Covenants	15

ARTICLE 4
Remedies

Section 4.01.	Remedies Upon Default	17
Section 4.02.	Application of Proceeds	19
Section 4.03.	Grant of License to Use Intellectual Property	19
Section 4.04.	Effect of Securities Laws	20
Section 4.05.	Deficiency	20
Section 4.06.	Prior Approval	20

ARTICLE 5
Subordination

Section 5.01.	Subordination	21

ARTICLE 6
Miscellaneous

Section 6.01.	Notices	21
Section 6.02.	Waivers; Amendment	22
Section 6.03.	Administrative Agent’s Fees and Expenses; Indemnification	22
Section 6.04.	Successors and Assigns	23
Section 6.05.	Survival of Agreement	23

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Section 6.06.	Counterparts; Effectiveness; Several Agreement	23
Section 6.07.	Severability	23
Section 6.08.	Governing Law; Jurisdiction; Venue; Waiver of Jury Trial; Consent to Service of Process	23
Section 6.09.	Headings	24
Section 6.10.	Security Interest Absolute	24
Section 6.11.	Termination, Release or Subordination	24
Section 6.12.	Additional Grantors	25
Section 6.13.	Administrative Agent Appointed Attorney-in-Fact	25
Section 6.14.	General Authority of the Administrative Agent	26
Section 6.15.	Reasonable Care	26
Section 6.16.	Delegation; Limitation	26
Section 6.17.	Reinstatement	27
Section 6.18.	Intercreditor Agreements	27
Section 6.19.	Obligations of Grantors	27

Schedules
Schedule I	Subsidiary Parties
Schedule II	Pledged Equity and Pledged Debt
Schedule III	Commercial Tort Claims

Exhibits
Exhibit I	Form of Security Agreement Supplement
Exhibit II	Form of Perfection Certificate
Exhibit III	Form of Patent Security Agreement
Exhibit IV	Form of Trademark Security Agreement
Exhibit V	Form of Copyright Security Agreement

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SECOND LIEN SECURITY AGREEMENT dated as of July 1, 2015 (as amended, restated, amended and restated, supplemented and otherwise modified from time to time, the “Agreement”), by and among the Grantors (as defined below) and Morgan Stanley Senior Funding, Inc., as Administrative Agent for the Secured Parties (in such capacity and together with its successors and permitted assigns in such capacity, the “Administrative Agent”).

Reference is made to the Second Lien Credit Agreement dated as of July 1, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among EMC Acquisition, LLC, a Delaware limited liability company (“Holdings”), Emerging Markets Communications, LLC, a Delaware limited liability company (the “Borrower”), the other guarantors from time to time party thereto, Morgan Stanley Senior Funding, Inc., as Administrative Agent and each lender from time to time party thereto (collectively, the “Lenders” and, individually, a “Lender”). The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Holdings and the Subsidiary Parties (as defined below) are affiliates of the Borrower, will derive substantial benefits from the extension of credit by the Lenders pursuant to the Credit Agreement, and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. It is acknowledged and agreed by all parties hereto that this Agreement is executed and effective on and from the Closing Date. Accordingly, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

Section 1.01.                          Credit Agreement.

(a)                        Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement. All terms defined in the UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term “instrument” shall have the meaning specified in Article 9 of the UCC.

(b)                        The rules of construction specified in Article 1 (including Sections 1.01 through 1.11) of the Credit Agreement also apply to this Agreement.

Section 1.02.                          Other Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the UCC.

“Administrative Agent” has the meaning assigned to such term in the preliminary statements to this Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01(a).

“Borrower” has the meaning assigned to such term in the preliminary statements to this Agreement.

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“Collateral” means the Article 9 Collateral and the Pledged Collateral.

“Commercial Tort Claims” has the meaning specified in Article 9 of the UCC.

“Copyright License” means any written agreement, now or hereafter in effect, granting any use right to any third party under any Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any use right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” means all of the following: (a) all copyright rights in any work subject to the copyright Laws of the United States, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States, including registrations, recordings, supplemental registrations and pending applications for registration in the USCO.

“Credit Agreement” has the meaning assigned to such term in the preliminary statements to this Agreement.

“Designated First Lien Representative” has the meaning assigned to such term in the Closing Date Intercreditor Agreement.

“First Lien Administrative Agent” shall mean the Administrative Agent, in its capacity as administrative agent under the First Lien Security Agreement, and any successors and permitted assigns thereof.

“General Intangibles” has the meaning specified in Article 9 of the UCC.

“Grantor” means the Borrower, each Guarantor that is a party hereto, and each Guarantor that is a Domestic Subsidiary that becomes a party to this Agreement after the Closing Date.

“Intellectual Property” means all intellectual property of every kind and nature throughout the world, including: (a) Patents, Copyrights, Trademarks, trade secrets, intellectual property rights in software and databases and related documentation and all additions and improvements to the foregoing and (b) renewals, extensions, supplements and continuations thereof.

“Intellectual Property Security Agreements” means the short-form Patent Security Agreement, short-form Trademark Security Agreement, and short-form Copyright Security Agreement, each substantially in the form attached hereto as Exhibits III, IV and V, respectively.

“Lenders” has the meaning assigned to such term in the preliminary statements to this Agreement.

“License” means any Patent License, Trademark License, Copyright License or other Intellectual Property license or sublicense agreement to which any Grantor is a party; provided, that Licenses shall not include any Excluded Assets.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter

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owned by any Grantor or that any Grantor otherwise has the right to license, exists, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, exists, and all rights of any Grantor under any such agreement.

“Patents” means all of the following: (a) all letters patent of the United States, all registrations and recordings thereof, and all applications for letters patent of the United States, including registrations, recordings and pending applications in the USPTO; and (b) all reissues, continuations, divisionals, continuations-in-part, improvements or extensions thereof, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of each Grantor.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt” has the meaning assigned to such term in Section 2.01.

“Pledged Equity” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means the Pledged Equity and Pledged Debt.

“Proceeds” shall mean all “proceeds” as such term is defined in the UCC.

“Registered Intellectual Property Collateral” means the Collateral consisting of United States issued Patents, United States registered Trademarks and United States registered Copyrights and, in each case, applications therefor.

“Security Agreement Supplement” means an instrument substantially in the form of Exhibit I hereto.

“Security Interest” has the meaning assigned to such term in Section 3.01(a).

“Subsidiary Parties” means (a) the Restricted Subsidiaries identified on Schedule I and (b) each other Restricted Subsidiary that becomes a party to this Agreement as a Subsidiary Party after the Closing Date.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademarks” means all of the following: (a) all trademarks, service marks, trade names, corporate names, fictitious business names, and other source or business identifiers, now existing or hereafter adopted or acquired and whether registered or unregistered, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the USPTO or any similar offices in any State of the United States or any political subdivision thereof and all extensions or renewals thereof; and (b) all goodwill connected with the use of and symbolized thereby; provided, that “Trademarks” shall not include any Excluded Assets.

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“UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“USCO” means the United States Copyright Office.

“USPTO” means the United States Patent and Trademark Office.

ARTICLE 2
PLEDGE OF SECURITIES

Section 2.01.                          Pledge.  As security for the payment or performance in full of the Secured Obligations, including the Guaranteed Obligations, each of the Grantors hereby pledges to the Administrative Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a second-priority security interest in all of such Grantor’s right, title and interest in, to and under any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire right, title or interest:

(i)             all Equity Interests held by it, including without limitation, the Equity Interests which are listed on Schedule II, and any other Equity Interests obtained in the future by such Grantor and the certificates (if any) representing all such Equity Interests (the “Pledged Equity”); provided that the Pledged Equity shall not include (A) Excluded Assets or (B) for the avoidance of doubt, Equity Interests in excess of 65% of the issued and outstanding Equity Interests of (1) any Restricted Subsidiary that is a CFC Holding Company and (2) any Restricted Subsidiary that is a wholly owned Foreign Subsidiary that is directly owned by the Borrower or by any Subsidiary Guarantor;

(ii)          (A) all debt securities owned by it, including without limitation, the debt securities which are listed opposite the name of such Grantor on Schedule II, (B) any debt securities obtained in the future by such Grantor and (C) the promissory notes and any other instruments evidencing such debt securities (the “Pledged Debt”);

(iii)       all other property that may be delivered to and held by the Administrative Agent pursuant to the terms of this Agreement;

(iv)      subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (i) and (ii) above;

(v)         subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (i), (ii), (iii) and (iv) above; and

(vi)      all Proceeds of any of the foregoing

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(the items referred to in clauses (i) through (vi) above being collectively referred to as the “Pledged Collateral”). For the avoidance of doubt, neither “Pledged Collateral” nor any defined term used therein shall include any Excluded Assets.

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Administrative Agent, its successors and permitted assigns, for the benefit of the Secured Parties, forever, subject, however, to the terms, covenants and conditions hereinafter set forth.

Section 2.02.                          Delivery of the Pledged Securities.

(a)                        As of the Closing Date, each Grantor has delivered or caused to be delivered to the First Lien Administrative Agent, for the benefit of the Secured Parties, any and all Pledged Equity evidenced by a certificate and, to the extent required to be delivered pursuant to Section 2.02(b) below, any and all Pledged Debt; provided that no Grantor shall be required to take any action to perfect the interest of the Secured Parties in the Pledged Equity of Foreign Subsidiaries that are Immaterial Subsidiaries, including but not limited to delivering any pledges under the laws of any non-U.S. jurisdiction and delivering or causing to be delivered any certificates evidencing such Pledged Equity. Each Grantor agrees promptly (but in any event within 10 Business Days after receipt by such Grantor or such longer period as the Administrative Agent may agree in its reasonable discretion) to deliver or cause to be delivered to the Administrative Agent (subject to the Intercreditor Agreements), for the benefit of the Secured Parties, any and all Pledged Equity acquired after the Closing Date that is evidenced by a certificate and, to the extent required to be delivered pursuant to Section 2.02(b), any and all Pledged Debt acquired after the Closing Date.

(b)                        Each Grantor will cause any Indebtedness for borrowed money having an aggregate principal amount in excess of $5,000,000 owed to such Grantor by any Person that is evidenced by a duly executed promissory note to be pledged and delivered to the Administrative Agent, for the benefit of the Secured Parties, pursuant to the terms hereof.

(c)                         Upon delivery to the Administrative Agent, any Pledged Securities shall be accompanied by stock or security powers, endorsements or allonges duly executed in blank or other instruments of transfer reasonably satisfactory to the Administrative Agent (other than instruments or documents requiring actions in any non-U.S. jurisdiction related to Equity Interests of Foreign Subsidiaries). Each delivery of Pledged Securities shall be accompanied by (and to the extent such delivery is to an agent or representative other than the Administrative Agent pursuant to the terms of the Intercreditor Agreements, the Borrower shall separately deliver) a schedule describing the Pledged Securities, which schedule shall be deemed to supplement Schedule II and made a part hereof; provided that failure to supplement Schedule II shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

(d)                        No actions in any non-U.S. jurisdiction or required by the Laws of any non-U.S. jurisdiction shall be required in order to create any security interests in assets located, titled, registered or filed outside of the U.S. or to perfect such security interests

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(it being understood that there shall be no security agreements or pledge agreements governed under the Laws of any non-U.S. jurisdiction).

Section 2.03.                          Representations, Warranties and Covenants.  Each Grantor represents, warrants and covenants to and with the Administrative Agent, for the benefit of the Secured Parties, that:

(a)                        As of the date hereof, Schedule II includes all Equity Interests, debt securities and promissory notes required to be pledged by such Grantor hereunder in order to satisfy the Collateral and Guarantee Requirement;

(b)                        the Pledged Equity issued by the Borrower or a wholly-owned Restricted Subsidiary have been duly and validly authorized and issued by the issuers thereof and are fully paid and non-assessable (if applicable);

(c)                         except for the security interests granted hereunder, such Grantor (i) is, subject to any transfers made in compliance with the Credit Agreement, the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II to be owned by such Grantor, (ii) holds the same free and clear of all Liens, other than (A) Liens created by the Collateral Documents and (B) Liens permitted pursuant to Section 7.01 of the Credit Agreement, and (iii) if reasonably requested by the Administrative Agent, will defend its title or interest thereto or therein against any and all Liens (other than the Liens permitted pursuant to this Section 2.03(c)), however arising, of all Persons whomsoever;

(d)                        as of the Closing Date, except for restrictions and limitations (i) imposed or permitted by the Loan Documents, the First Lien Loan Documents, Contractual Obligations permitted pursuant to Section 7.09 of the Credit Agreement, or securities laws generally, (ii) imposed by the Communications Act with respect to any proposed transfer of control or assignment of a FCC Authorization, and (iii) in the case of Pledged Equity of Persons that are not Subsidiaries, transfer restrictions that exist at the time of acquisition of Equity Interests in such Persons (but not entered into in contemplation thereof), the Pledged Collateral is freely transferable and assignable, and none of the Pledged Collateral is subject to any option, right of first refusal, shareholders agreement, charter or bylaw provisions or contractual restriction of any nature that could reasonably be expected to prohibit, impair, delay or otherwise affect, in each case, in any manner material and adverse to the Secured Parties the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Administrative Agent of rights and remedies hereunder;

(e)                         the execution and performance by the Grantors of this Agreement are within each Grantor’s corporate or limited liability company powers and have been duly authorized by all necessary corporate action or other organizational action;

(f)                          no approval, consent, exemption, authorization or other action, filing, notice or registration is necessary to ensure the validity of the pledge effected hereby, except for (i) approvals, consents, exemptions, authorizations, or other actions by, or notices to, or filings and registrations necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties (or release existing Liens) under applicable

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U.S. law, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given or made or in full force and effect pursuant to the Collateral and Guarantee Requirement) and (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect;

(g)                         by virtue of the execution and delivery by each Grantor of this Agreement, and delivery of the Pledged Equity to and continued possession by the Administrative Agent in the State of New York, the Administrative Agent (for the benefit of the Secured Parties) has a legal, valid and perfected second-priority lien upon and security interest in such Pledged Equity as security for the payment and performance of the Secured Obligations to the extent such perfection is governed by the UCC, subject only to the provisions of the Closing Date Intercreditor Agreement, Liens permitted by Section 7.01 of the Credit Agreement and the Enforcement Qualifications;

(h)                        by virtue of (i) the filing of UCC financing statements or other appropriate filings, recordings or registrations prepared by the Administrative Agent based upon the information provided to the Administrative Agent in the Perfection Certificate for filing in the applicable filing office, in each case, as required by the Collateral and Guarantee Requirement and Section 6.11 of the Credit Agreement and (ii) delivery of the Pledged Debt to and continued possession of the Pledged Debt by the Administrative Agent in the State of New York, the Administrative Agent (for the benefit of the Secured Parties) has a legal, valid and perfected second-priority security interest in respect of all Collateral in which the Security Interest in the Pledged Debt may be perfected by filing or recording in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the UCC or by possession of the Pledged Debt (subject, in each case, to the Enforcement Qualifications); and

(i)                            subject to the terms of the Intercreditor Agreements, the pledge effected hereby is effective to vest in the Administrative Agent, for the benefit of the Secured Parties, the rights set forth herein of the Administrative Agent in the Pledged Collateral.

Subject to the terms of this Agreement and the Intercreditor Agreements, each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default, it will comply with instructions of the Administrative Agent with respect to the Equity Interests in such Grantor that constitute Pledged Equity hereunder without further consent by the applicable owner or holder of such Equity Interests.

Notwithstanding anything to the contrary in this Agreement, to the extent any provision of this Agreement or the Credit Agreement excludes any assets from the scope of the Pledged Collateral, or from any requirement to take any action to perfect any security interest in favor of the Administrative Agent in the Pledged Collateral, the representations, warranties and covenants made by any relevant Grantor in this Agreement with respect to the creation, perfection or priority (as applicable) of the security interest granted in favor of the Administrative Agent (including, without limitation, this Section 2.03) shall be deemed not to apply to such excluded assets.

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Section 2.04.                          Certification of Limited Liability Company and Limited Partnership Interests.  No interest in any limited liability company or limited partnership controlled by any Grantor that constitutes Pledged Equity is, or shall be, represented by a certificate unless the limited liability company agreement or partnership agreement expressly provides that such interests shall be a “security” within the meaning of Article 8 of the UCC; provided that, regardless of whether such Pledged Equity is a “security” within the meaning of Article 8 of the UCC, any and all certificates evidencing such Pledged Equity shall, after Discharge of the First Lien Credit Agreement Obligations and subject to the terms of any Parity Intercreditor Agreement (if any), be delivered to the Administrative Agent in accordance with Section 2.02. If any limited liability company or limited partnership controlled by any Grantor, the interest of which is pledged under Section 2.01, includes in its limited liability company agreement or partnership agreement that any interests in such limited liability company or such limited partnership be a “security” as defined under Article 8 of the UCC, the applicable Grantor shall promptly certificate any Equity Interests in any such limited liability company or such limited partnership. To the extent an interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 2.01 is certificated or becomes certificated, (i) each such certificate shall, after Discharge of the First Lien Credit Agreement Obligations and subject to the terms of any Parity Intercreditor Agreement (if any), be delivered to the Administrative Agent, pursuant to Section 2.02(a) and (ii) such Grantor shall fulfill all other requirements under Section 2.02 applicable in respect thereof. To the extent an interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 2.01 is an “uncertificated security” as defined under Article 8 of the UCC, each Grantor shall not permit any issuer of such uncertificated securities (other than (x) an uncertificated security credited on the books of a Clearing Corporation or Securities Intermediary and (y) an uncertificated security issued by a Person that is not a Restricted Subsidiary of the Borrower) to (i) enter into any agreement with any Person, other than the Administrative Agent, whereby such issuer effectively delivers “control” of such uncertificated securities under the UCC to such Person, or (ii) allow such uncertificated securities to become “certificated securities”, as defined under Article 8 of the UCC, unless such Grantor complies with the procedures set forth in this Section 2.04.

Section 2.05.                          Registration in Nominee Name; Denominations.  If an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the Borrower two (2) Business Days prior written notice of its intent to exercise such rights, (a) the Administrative Agent, on behalf of the Secured Parties, shall (subject to the terms of the Intercreditor Agreements) have the right to hold the Pledged Equity in its own name as pledgee, the name of its nominee (as pledgee or as subagent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Administrative Agent and each Grantor will promptly give to the Administrative Agent copies of any written notices or other written communications received by it with respect to Pledged Equity registered in the name of such Grantor and (b) to the extent permitted by the documentation governing such Pledged Equity, the Administrative Agent shall have the right (subject to the terms of the Intercreditor Agreements) to exchange the certificates representing Pledged Equity for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

Section 2.06.                          Voting Rights; Dividends and Interest.

(a)                        Subject to the terms of the Intercreditor Agreements, unless and until an Event of Default shall have occurred and be continuing and the Administrative Agent shall have provided two (2) Business Days prior written notice to the Borrower that the rights of the Grantor under this Section 2.06 are being suspended:

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(i)             Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof and each Grantor agrees that it shall not exercise such rights in violation of this Agreement, the Credit Agreement and the other Loan Documents.

(ii)          The Administrative Agent shall promptly (after reasonable advance notice) execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii)       Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable Laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, for the benefit of the Administrative Agent and the Secured Parties and shall (subject to the terms of the Intercreditor Agreements) be promptly (and in any event within 10 Business Days or such longer period as the Administrative Agent may agree in its reasonable discretion) delivered to the Administrative Agent in the same form as so received (with any endorsement reasonably requested by the Administrative Agent). So long as no Event of Default has occurred and is continuing, the Administrative Agent shall promptly deliver to each Grantor any Pledged Securities in its possession if requested to be delivered to the issuer thereof in connection with any exchange or redemption of such Pledged Securities permitted by the Credit Agreement in accordance with this Section 2.06(a)(iii).

(b)                        Subject to the terms of the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have notified the Borrower of the suspension of the Grantors’ rights under paragraph (a)(iii) of this Section 2.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which (subject to the terms of the Intercreditor Agreements) shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, for the benefit of the Administrative Agent and the Secured Parties and shall (subject to the terms of the Intercreditor Agreements) be promptly (and in any event within 10 Business Days or such longer period as the

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Administrative Agent may agree in its reasonable discretion) delivered to the Administrative Agent upon demand in the same form as so received (with any endorsement reasonably requested by the Administrative Agent). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this paragraph (b) shall be retained by the Administrative Agent in an account to be established by the Administrative Agent upon receipt of such money or other property and (subject to the terms of the Intercreditor Agreements) shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived, the Administrative Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(ii) of this Section 2.06 and that remain in such account.

(c)                         Subject to the terms of the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have provided the Borrower with notice of the suspension of its rights under paragraph (a)(i) of this Section 2.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Administrative Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that the Borrower would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section 2.06 shall be reinstated.

(d)                        In order to permit the Administrative Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all proxies, dividend payment orders and other instruments as the Administrative Agent may from time to time reasonably request, but in any event solely after an Event of Default has occurred and is continuing, and after having provided required notice to Borrower of its desire to exercise its rights hereunder, and each Grantor acknowledges that the Administrative Agent may (subject to the terms of the Intercreditor Agreements) utilize the power of attorney set forth in Section 6.13 herein in accordance with the terms thereof.

(e)                         Any notice given by the Administrative Agent to the Borrower under  Section 2.05 or this Section 2.06 (i) shall be given in writing, (ii) may be given with respect to one or more Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) of this Section 2.06 in part without suspending all such rights (as specified by the Administrative Agent in its

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sole and absolute discretion) and without waiving or otherwise affecting the Administrative Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

(f)                          Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent shall not exercise voting rights under this Section 2.06 with respect to any Pledged Securities unless and until it has obtained FCC consent to any transfers of control or assignments that would result from the assumption of voting rights for such Pledged Securities (if applicable).

ARTICLE 3
SECURITY INTERESTS IN PERSONAL PROPERTY

Section 3.01.                          Security Interest.

(a)                        As security for the payment or performance in full of the Secured Obligations, including the Guaranteed Obligations, each Grantor hereby pledges to the Administrative Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a second-priority security interest (the “Security Interest”) in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i)                                     all Accounts;

(ii)                                  all Chattel Paper;

(iii)                               all Documents;

(iv)                              all Equipment and Fixtures;

(v)                                 all General Intangibles;

(vi)                              all Goods;

(vii)                           all Instruments;

(viii)                        all Inventory;

(ix)                              all Investment Property;

(x)                                 all Letter-of-Credit Rights to the extent constituting a Supporting Obligation for other Article 9 Collateral as to which perfection of security interests in such Article 9 Collateral is accomplished solely by the filing of a UCC financing statement;

(xi)                              all books and records pertaining to the Article 9 Collateral;

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(xii)                           all Intellectual Property and Licenses;

(xiii)                        all Commercial Tort Claims listed on Schedule III and on any supplement thereto received by the Administrative Agent pursuant to Section 3.03(g); and

(xiv)                       to the extent not otherwise included, all Proceeds, products, accessions, rents and profits of any and all of the foregoing and all Supporting Obligations, collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that, notwithstanding anything to the contrary in this Agreement, (i) this Agreement shall not constitute a grant of a security interest in any Excluded Assets and (ii) the Article 9 Collateral (nor any defined term therein) shall not include any Excluded Assets.

(b)                        Subject to Section 3.01(e), each Grantor hereby irrevocably authorizes the Administrative Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any financing statements with respect to the Collateral or any part thereof and amendments thereto and continuations thereof that (i) indicate the Collateral as “all assets of the debtor, whether now existing or hereafter arising” or words of similar effect as being of an equal or lesser scope or with greater detail and (ii) contain the information required by Article 9 of the UCC or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and, if required, any organizational identification number issued to such Grantor. Each Grantor agrees to provide such information to the Administrative Agent promptly upon any reasonable request.

(c)                         The Security Interest is granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral; provided that the foregoing will not limit or otherwise affect the obligations and liabilities of the Grantors to the extent set forth herein and in the other Loan Documents.

(d)                        Upon three (3) Business Days prior written notice (or, with respect to filings as of the Closing Date, without any such notice) to the applicable Grantor, the Administrative Agent is authorized to file with the USPTO or the USCO (or any successor office) additional documents (including any Intellectual Property Security Agreements and/or supplements thereto) as may be necessary for the purpose of perfecting, confirming, continuing, enforcing (subject to the terms of the Intercreditor Agreements) or protecting the Security Interest in the Registered Intellectual Property Collateral of each Grantor in which a security interest has been granted by each Grantor, and naming any Grantor as debtor and the Administrative Agent as secured party.

(e)                         Notwithstanding anything to the contrary in the Loan Documents, none of the Grantors shall be required, nor is the Administrative Agent authorized, (i) to perfect the Security Interests granted by this Agreement (including Security Interests in Investment Property and Fixtures) by any means other than by (A) filings pursuant to the UCC in the office of the secretary of state (or similar central filing office) of the relevant

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State(s), and filings in the applicable real estate records with respect to any fixtures relating to Mortgaged Property to the extent required by the Collateral and Guarantee Requirement, (B) filings in United States government offices with respect to Intellectual Property of Grantor as expressly required elsewhere herein, (C) delivery to the Administrative Agent to be held in its possession of all Collateral consisting of Instruments or certificated Pledged Collateral as expressly required and subject to the limitations specified elsewhere herein or (D) other methods expressly provided herein, (ii) to enter into any deposit account control agreement, securities account control agreement or any other control agreement with respect to any deposit account, securities account or any other Collateral that requires perfection by “control,” (iii) to take any action (other than the actions listed in clauses (i)(A) and (C) above) with respect to any assets located outside of the United States or any other assets, including any Intellectual Property registered in any non-U.S. jurisdiction (and no security agreements or pledge agreements governed under the laws of any non-U.S. jurisdiction shall be required), (iv) to perfect in any assets subject to a certificate of title statute or (v) to deliver any Equity Interests except as expressly provided in Section 2.02.

Section 3.02.                          Representations and Warranties.  Each Grantor, jointly and severally, represents and warrants to the Administrative Agent and the Secured Parties that:

(a)                        Each Grantor has good and valid rights in and title (except as otherwise permitted by the Loan Documents) to (or, with respect to Licenses, a license or other permission to use) the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full organizational power and authority to grant to the Administrative Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any Governmental Authority other than (i) any consent or approval that has been obtained or (ii) any consent or approval for which the lack thereof could not reasonably be expected to cause a Material Adverse Effect.

(b)                        The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete in all material respects (except the information therein with respect to the exact legal name of each Grantor shall be correct and complete in all respects) as of the Closing Date. The UCC financing statements or other appropriate filings, recordings or registrations prepared by the Administrative Agent based upon the information provided to the Administrative Agent in the Perfection Certificate for filing in the applicable filing office (or specified by notice from the Borrower to the Administrative Agent after the Closing Date in the case of filings, recordings or registrations (other than filings required to be made in the USPTO and the USCO in order to perfect the Security Interest in Article 9 Collateral consisting of Registered Intellectual Property Collateral), in each case, as required by the Collateral and Guarantee Requirement and Section 6.11 of the Credit Agreement), are all the filings, recordings and registrations that are necessary to establish a legal, valid and perfected second-priority security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the UCC; provided,

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however, that additional filings may be necessary in the USPTO and USCO to perfect the Security Interest in any Registered Intellectual Property Collateral acquired, owned, filed or developed by or on behalf of any Grantor after the date hereof.

(c)                         Each Grantor represents and warrants that the Intellectual Property Security Agreements containing a description of all Registered Intellectual Property Collateral (other than, in each case, any Excluded Assets), have been delivered as of or prior to the date hereof to the Administrative Agent for recording with the USPTO and the USCO pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, (for the benefit of the Secured Parties) in respect of all Registered Intellectual Property Collateral to the extent required by this Agreement or the Credit Agreement. To the extent a security interest may be perfected by filing, recording or registration with the USPTO or the USCO under the U.S. Federal intellectual property laws, then no further or subsequent filing, re-filing, recording, rerecording, registration or reregistration is necessary (other than (i) such filings and actions as are necessary to perfect the Security Interest with respect to any Registered Intellectual Property Collateral acquired, owned, filed or developed by or on behalf of any Grantor after the date hereof and (ii) the UCC financing and continuation statements contemplated in Section 3.02(b)).

(d)                        The Security Interest constitutes (i) a legal and valid second-priority security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations, (ii) subject to the filings described in Section 3.02(b), a perfected second-priority security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) pursuant to the UCC, and (iii) subject to the filings described in Section 3.02(c), a perfected security interest in all Intellectual Property included in the Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a security agreement or analogous document with the USPTO or the USCO, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than any Liens permitted pursuant to Section 7.01 of the Credit Agreement.

(e)                         The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens permitted pursuant to Section 7.01 of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the USPTO or the USCO or (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement and assignments expressly permitted by the Credit Agreement.

(f)                          As of the date hereof, no Grantor has any Commercial Tort Claim in respect of which a complaint or a counterclaim has been filed by such Grantor, seeking damages

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in an amount reasonably estimated to exceed $2,500,000, other than the Commercial Tort Claims listed on Schedule III.

Section 3.03.                          Covenants.

(a)                        The Borrower agrees to notify the Administrative Agent in writing (x) promptly, but in any event within five (5) Business Days following (or such longer period as the Administrative Agent may agree in its reasonable discretion), any change in (i) the legal name of any Grantor, (ii) the identity or type of organization or corporate structure of any Grantor, or (iii) the jurisdiction of organization of any Grantor and (y) promptly, but at any event within twenty (20) Business Days (or such longer period as the Administrative Agent may agree in its reasonable discretion) after any change in (i) the chief executive office of any Grantor or (ii) the organizational identification number of such Grantor, if any.

(b)                        Subject to Section 3.01(e), each Grantor shall, at its own expense, upon the reasonable request of the Administrative Agent, take any and all commercially reasonable actions necessary to defend title to the Collateral against all Persons and to defend the Security Interest of the Administrative Agent in the Article 9 Collateral and the second-priority thereof against any Lien not permitted pursuant to Section 7.01 of the Credit Agreement; provided that, nothing in this Agreement shall prevent any Grantor from discontinuing the operation or maintenance of any of its assets or properties if such discontinuance is permitted by the Credit Agreement.

(c)                         Subject to Section 3.01(e) and the terms of the Intercreditor Agreements, each Grantor agrees, at its own expense, to promptly execute, acknowledge, deliver and cause to be filed all such further instruments and documents and take all such actions as the Administrative Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes reasonably required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith. Notwithstanding the foregoing, nothing in this Agreement or in any other Loan Document shall require any Grantor to make any filings or take any other actions in any jurisdiction outside of the United States to record or perfect the Administrative Agent’s security interest in any Intellectual Property of any Grantor.

(d)                        At its option after the occurrence and during the continuance of an Event of Default, upon five (5) Business Days’ prior written notice to the Grantors, the Administrative Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to Section 7.01 of the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or any other Loan Document and within a reasonable period of time after the Administrative Agent has required that it do so, and each Grantor jointly and severally agrees to reimburse the Administrative Agent pursuant to the terms of the Credit Agreement; provided, however, the Grantors shall not be obligated to

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reimburse the Administrative Agent with respect to any Intellectual Property that any Grantor has failed to maintain or pursue, or otherwise allowed to lapse, terminate or be put into the public domain in accordance with Section 3.03(f)(iv).  Nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(e)                         If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person the value of which is in excess of $2,500,000 to secure payment and performance of an Account, such Grantor shall promptly grant a second-priority security interest to the Administrative Agent for the benefit of the Secured Parties; provided that, notwithstanding anything to the contrary in this Agreement, such grant shall not constitute a grant of a security interest in any Excluded Assets. Such grant need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

(f)                          Intellectual Property Covenants.

(i)                                     Other than to the extent not prohibited herein or in the Credit Agreement, or with respect to registrations and applications no longer used by or useful to Grantors in the applicable Grantor’s business operations, or except to the extent failure to act would not, as deemed by the applicable Grantor in its reasonable business judgment, reasonably be expected to have a Material Adverse Effect, with respect to each registration or pending application of each item of its Intellectual Property for which such Grantor has standing to do so, each Grantor agrees to take, at its expense, all reasonable steps, including, without limitation, in the USPTO, the USCO and any other governmental authority located in the United States, to pursue the registration and maintenance of each Patent, Trademark, or Copyright registration or application now or hereafter included in the Collateral owned by such Grantor that are not Excluded Assets.

(ii)                                  Other than to the extent not prohibited herein or in the Credit Agreement, or with respect to registrations and applications no longer used by or useful to Grantors in the applicable Grantor’s business operations, or except as would not, as deemed by the applicable Grantor in its reasonable business judgment, reasonably be expected to have a Material Adverse Effect, no Grantor shall do or permit any act or knowingly omit to do any act whereby any Intellectual Property owned by such Grantor, excluding Excluded Assets, may lapse, be terminated, become invalid or unenforceable or placed in the public domain (or in the case of a trade secret, become publicly known).

(iii)                               Other than as excluded or as not prohibited herein or in the Credit Agreement, or with respect to Patents, Copyrights or Trademarks which are no longer used by or useful to Grantors in the applicable Grantor’s business operations, or except where failure to do so would not, as deemed by the applicable Grantor in its reasonable business judgment, reasonably be expected to have a Material Adverse Effect, each Grantor shall take all reasonable steps to preserve and protect each item of Intellectual Property owned by such Grantor, including, without limitation, maintaining the quality of

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any and all products or services used or provided in connection with any of the Trademarks owned by such Grantor, consistent with the quality of the products and services as of the Closing Date, and taking reasonable steps necessary to ensure that all licensed users of any of the Trademarks abide by the applicable license’s terms with respect to standards of quality.

(iv)                              Notwithstanding any other provision of this Agreement, nothing in this Agreement or any other Loan Document prevents or shall be deemed to prevent any Grantor from disposing of, discontinuing the use or maintenance of, failing to pursue, or otherwise allowing to lapse, terminate or be put into the public domain, any of its Intellectual Property to the extent permitted by the Credit Agreement if such Grantor determines in its reasonable business judgment that such disposition of, discontinuance, failure to pursue, or other allowance to lapse, termination, or placement in the public domain is desirable in the conduct of its business.

(v)                                 Within the same delivery period as required for the delivery of the financial statements required to be delivered under Section 6.01(a) and (b) of the Credit Agreement, the Borrower shall provide a list of any Registered Intellectual Property Collateral owned by all Grantors not listed in any Intellectual Property Security Agreement previously delivered to the Administrative Agent, together with supplemental Intellectual Property Security Agreements covering all such Registered Intellectual Property Collateral duly executed by such Grantors and in proper form for recording, and shall promptly file and record such supplemental Intellectual Property Security Agreements with the USPTO or the USCO, as applicable.

(g)                         Commercial Tort Claims. If the Grantors shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated by such Grantor to exceed $2,500,000 for which this clause has not been satisfied and for which a complaint in a court of competent jurisdiction has been filed, such Grantor shall, on the date on which a Compliance Certificate is delivered to the Administrative Agent pursuant to Section 6.02(a) of the Credit Agreement for the fiscal quarter in which such complaint was filed, notify the Administrative Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Administrative Agent, for the benefit of the Secured Parties, in such writing a second-priority security interest therein and in the proceeds thereof, all upon the terms of this Agreement.

ARTICLE 4
REMEDIES

Section 4.01.                          Remedies Upon Default.  Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Administrative Agent shall have the right, subject to the terms of the Intercreditor Agreements, to exercise any and all rights afforded to a secured party with respect to the Secured Obligations, including the Guaranteed Obligations, under the UCC or other applicable Law or in equity and also may (i) require each Grantor to, and each Grantor agrees that it will at its expense and upon request of the Administrative Agent, promptly assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place and time to be designated by the Administrative Agent that is reasonably convenient to both parties; (ii) occupy any premises owned or, to the extent lawful and permitted, leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights

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and remedies hereunder or under Law, without obligation to such Grantor in respect of such occupation; provided that the Administrative Agent shall provide the applicable Grantor with written notice thereof prior to such occupancy; (iii) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; provided that the Administrative Agent shall provide the applicable Grantor with written notice thereof prior to such exercise; and (iv) subject to the mandatory requirements of applicable Law and the notice requirements described below, sell or otherwise dispose of all or any part of the Collateral securing the Secured Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. The Administrative Agent shall be authorized (subject to the terms of the Intercreditor Agreements) at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by Law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any Law now existing or hereafter enacted.

The Administrative Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is commercially reasonable notice within the meaning of Section 9-611 of the UCC or its equivalent in other jurisdictions) of the Administrative Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion but subject to the terms of the Intercreditor Agreements) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may (subject to the terms of the Intercreditor Agreements) be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable Law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by applicable Law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by applicable Law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further

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accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall (subject to the terms of the Intercreditor Agreements) be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may (subject to the terms of the Intercreditor Agreements) proceed by a suit or suits at Law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the UCC or its equivalent in other jurisdictions.

Section 4.02.                          Application of Proceeds.  The Administrative Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash in accordance with Section 8.03 of the Credit Agreement and subject to the terms of the Intercreditor Agreements.

The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

The Administrative Agent shall have no liability to any of the Secured Parties for actions taken in reliance on information supplied to it as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Secured Obligations, provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Administrative Agent pursuant to this Section 4.02 shall be final (absent manifest error).

Section 4.03.                          Grant of License to Use Intellectual Property.  For the exclusive purpose of enabling the Administrative Agent to exercise rights and remedies under this Agreement at and during the continuance of such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies at any time after and during the continuance of an Event of Default, subject to the terms of the Intercreditor Agreements, each Grantor hereby grants to the Administrative Agent a nonexclusive, royalty-free, limited license (exercisable until the termination or cure of the Event of Default) to use, license or sublicense any of the Intellectual Property now owned or hereafter acquired by such Grantor or for which such Grantor has the ability to grant sublicenses, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software used for the compilation or printout thereof; provided, however, that all of the foregoing rights of the Administrative Agent to use such licenses, sublicenses and other rights, and (to the extent permitted by the terms of such licenses and sublicenses) all licenses and sublicenses granted thereunder, shall expire immediately upon the termination or cure of all Events of Default (together with the Borrower’s written notice to the Administrative Agent of such termination or cure) and shall be exercised by the Administrative Agent solely in connection

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with the Administrative Agent’s exercise of remedies pursuant to Section 4.01 and, to the extent reasonably practicable, upon prior written notice to the Borrower, and nothing in this Section 4.03 shall require Grantors to grant any license that is prohibited by any rule of law, statute or regulation, or is prohibited by, or constitutes a breach or default under or results in the termination of any contract, license, agreement, instrument or other document evidencing, giving rise to or theretofore granted, to the extent permitted by the Credit Agreement, with respect to such property or otherwise unreasonably prejudices the value thereof to the relevant Grantor; provided, further, that any such license and any such license granted by the Administrative Agent to a third party shall include reasonable and customary terms and conditions necessary to preserve the existence, validity and enforceability of the affected Intellectual Property, including provisions requiring the continuing confidential handling of trade secrets, requiring the use of appropriate notices and prohibiting the use of false notices, quality control and inurement provisions with regard to Trademarks, patent designation provisions with regard to Patents, copyright notices and restrictions on decompilation and reverse engineering of copyrighted software (it being understood and agreed that, without limiting any other rights and remedies of the Administrative Agent under this Agreement, any other Loan Document or applicable Law, nothing in the foregoing license grant shall be construed as granting the Administrative Agent rights in and to such Intellectual Property above and beyond (x) the rights to such Intellectual Property that each Grantor has reserved for itself and (y) in the case of Intellectual Property that is licensed to any such Grantor by a third party, the extent to which such Grantor has the right to grant a sublicense under such Intellectual Property hereunder). For the avoidance of doubt, the use of such license by the Administrative Agent may be exercised, subject to the terms of the Intercreditor Agreements, at the option of the Administrative Agent, only during the continuance of an Event of Default. Subject to the terms of the Intercreditor Agreements, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may also exercise the rights afforded under Section 4.01 of this Agreement with respect to Intellectual Property contained in the Article 9 Collateral.

Section 4.04.                          Effect of Securities Laws.  Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the applicable issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

Section 4.05.                          Deficiency.  Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Secured Obligations and, to the extent set forth herein and in the other Loan Documents, the fees and disbursements of any attorneys employed by any Secured Party to collect such deficiency.

Section 4.06.                          FCC Authorizations; Related Collateral.

(a)                                 The Administrative Agent’s rights hereunder (and the rights of any receiver appointed by reason of the exercise of remedies hereunder) with respect to the FCC

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Authorizations and any Collateral subject to such FCC Authorizations, as applicable, are expressly subject to, and limited by any obligations and/or restrictions imposed by, the Communications Act.

(b)                                 Notwithstanding anything to the contrary contained in this Agreement, but without waiving or limiting any obligations of any Grantor hereunder, neither the Administrative Agent nor any receiver appointed by reason of the exercise of remedies hereunder shall control, supervise, direct, or manage, or attempt to control, supervise, direct, or manage, the business of any Grantor, in any case that would constitute or result in any assignment of any FCC Authorization or a direct or indirect transfer of control of any Grantor, or any FCC Authorization, whether de jure or de facto, if such assignment or such direct or indirect transfer of control would require, under the Communications Act, the prior approval of the FCC or any other Governmental Authority without first obtaining such approval.

(c)                                  Subject to the terms and conditions herein, each Grantor agrees to take any lawful action with respect to requesting and obtaining any approvals from any Governmental Authority that may be required by Law which the Administrative Agent may reasonably request in order to obtain and enjoy the full rights and benefits granted to the Administrative Agent and the Secured Parties by this Agreement, including, specifically, after the occurrence and during the continuance of any Event of Default and an exercise of the Administrative Agent’s remedies hereunder, such Grantor’s full cooperation in lawfully obtaining any approval of the FCC and of any other Governmental Authority that is then required under the Communications Act or any other Law for the exercise of the Administrative Agent’s remedies under this Agreement.

ARTICLE 5
SUBORDINATION

Section 5.01.                          Subordination.

(a)                        Notwithstanding any provision of this Agreement to the contrary, all rights of the Grantors to indemnity, contribution or subrogation under applicable Law or otherwise shall be fully subordinated to the payment in full of the Obligations (other than contingent indemnification obligations as to which no claim has been asserted). No failure on the part of the Borrower or any other Grantor to make the payments required under applicable Law or otherwise shall in any respect limit the obligations and liabilities of any Grantor with respect to its obligations hereunder, and each Grantor shall remain liable for the full amount of the Obligations of such Grantor hereunder.

(b)                        Each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default and after written notice from the Administrative Agent, all Indebtedness owed to it by any other Grantor shall be fully subordinated to the payment in full of the Obligations (other than contingent indemnification obligations as to which no claim has been asserted).

ARTICLE 6
MISCELLANEOUS

Section 6.01.                          Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the

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Credit Agreement. All communications and notices hereunder to the Borrower or any other Grantor shall be given to it in care of the Borrower as provided in Section 10.02 of the Credit Agreement.

Section 6.02.                          Waivers; Amendment.

(a)                        No failure or delay by any Secured Party in exercising any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges of the Secured Parties herein provided, and provided under each other Loan Document, are cumulative and are not exclusive of any rights, remedies, powers and privileges provided by Law. No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 6.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default or Event of Default, regardless of whether any Secured Party may have had notice or knowledge of such Default or Event of Default at the time.

(b)                        Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to the Collateral and Guarantee Requirement and any consent required in accordance with Section 10.01 of the Credit Agreement.  Notwithstanding the foregoing, this Agreement and the provisions hereof shall be subject to amendment, modification, waiver or consent to the extent required pursuant to the terms of the Closing Date Intercreditor Agreement.

Section 6.03.                          Administrative Agent’s Fees and Expenses; Indemnification.

(a)                        The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its reasonable and documented out-of-pocket expenses incurred hereunder and indemnity for its actions in connection herewith as provided in Sections 10.04 and 10.05 of the Credit Agreement.

(b)                        Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 6.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section 6.03 shall be payable within 30 days of written demand therefor (including documentation reasonably supporting such request).

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Section 6.04.                          Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties here to and their respective successors and assigns.

Section 6.05.                          Survival of Agreement.  All covenants, agreements, representations and warranties made by the Grantors hereunder and in the other Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any Secured Party or on its behalf and notwithstanding that any Secured Party may have had notice or knowledge of any Default or Event of Default at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as this Agreement has not been terminated or released pursuant to Section 6.11 below.

Section 6.06.                          Counterparts; Effectiveness; Several Agreement.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic communication of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Grantor and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, the Administrative Agent and the other Secured Parties and their respective permitted successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) without the prior written consent of the Administrative Agent, except to the extent permitted by the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, restated, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

Section 6.07.                          Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 6.08.                          Governing Law; Jurisdiction; Venue; Waiver of Jury Trial; Consent to Service of Process.

(a)                        The terms of Sections 10.15 and 10.16 of the Credit Agreement with respect to governing law, submission of jurisdiction, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

(b)                        Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

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Section 6.09.                          Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 6.10.                          Security Interest Absolute.  To the extent permitted by Law, all rights of the Administrative Agent hereunder, the Security Interest, the grant of a security interest in the Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense (other than defense of payment or performance) available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

Section 6.11.                          Termination, Release or Subordination.

(a)                        This Agreement (other than with respect to provisions hereof that expressly survive termination), the Security Interest and all other security interests granted hereby shall terminate with respect to all Secured Obligations and any Liens arising therefrom shall be automatically released upon termination of the Aggregate Commitments and payment in full of all Secured Obligations and the expiration or termination of all Letters of Credit (other than, in each case, contingent indemnification obligations as to which no claim has been asserted).

(b)                        A Subsidiary Party shall automatically be released from its obligations hereunder and the Security Interest and any Liens granted herein to the Administrative Agent in the Collateral of such Subsidiary Party shall be automatically released upon the consummation of any transaction permitted by and in accordance with the terms of the Credit Agreement as a result of which such Subsidiary Party ceases to be a Restricted Subsidiary of the Borrower or becomes an Excluded Subsidiary.

(c)                         Upon any Disposition by any Grantor of any Collateral that is permitted under and in accordance with the terms of the Credit Agreement (other than a sale or transfer to another Loan Party), or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 10.01 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

(d)                        The security interest granted hereby in any Collateral shall be subordinated to another Lien permitted by Section 7.01 of the Credit Agreement to be senior to the Liens securing the Secured Obligations, in accordance with the terms of Section 9.10(c) of the Credit Agreement, either (i) upon an election by the Administrative Agent to subordinate such security interest or (ii) in respect of Liens permitted by Sections 7.01(b), (u), (w) (with respect to assumed Indebtedness), (aa) (with respect to Sections 7.01(b)

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and (u) of the Credit Agreement) and (bb) of the Credit Agreement, upon Borrower’s reasonable request (with Administrative Agent’s consent, not to be unreasonably withheld, delayed or conditioned).

(e)                         The security interest granted hereby in any Collateral shall automatically be released to the extent required pursuant to the terms of the Closing Date Intercreditor Agreement.

(f)                          In connection with any termination or release pursuant to paragraph (a), (b), (c) or (d) of this Section 6.11, the Administrative Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release and shall perform such other actions reasonably requested by such Grantor to effect such release, including delivery of certificates, securities and instruments. Any execution and delivery of documents pursuant to this Section 6.11 shall be without recourse to or warranty by the Administrative Agent.

Section 6.12.                          Additional Grantors.  Pursuant to Section 6.11 of the Credit Agreement, certain additional Restricted Subsidiaries of the Grantors may be required to enter in this Agreement as Grantors. Upon execution and delivery by the Administrative Agent and a Restricted Subsidiary of a Security Agreement Supplement, such Restricted Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder, except to the extent obtained on or prior to such date and in full force and effect on such date. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

Section 6.13.                          Administrative Agent Appointed Attorney-in-Fact.  Subject to the terms of the Intercreditor Agreements, each Grantor hereby appoints the Administrative Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, in each case, at any time after the occurrence and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, subject to the terms of the Intercreditor Agreements, the Administrative Agent shall have the right, after the occurrence and during the continuance of an Event of Default and, to the extent reasonably practicable, notice by the Administrative Agent to the applicable Grantor of the Administrative Agent’s intent to exercise such rights, with full power of substitution either in the Administrative Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) upon prior written notice to the Borrower, to send verifications of accounts receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at Law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) upon prior written notice to the Borrower, to notify, or to require the Borrower or any Grantor to notify, Account Debtors to make payment directly to the Administrative Agent; (h) upon prior written notice to the

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Borrower, to otherwise communicate with any Account Debtor; (i) to make, settle and adjust claims in respect of Collateral under policies of insurance, endorse the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance; (j) to make all determinations and decisions with respect to policies of insurance; (k) to obtain or maintain the policies of insurance required by Section 6.07 of the Credit Agreement or to pay any premium in whole or in part relating thereto; and (l) except as prohibited by the Communications Act as an unauthorized transfer of control, to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Administrative Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, bad faith, willful misconduct, or material breach of this Agreement or that of any of their Affiliates, directors, officers, employees, partners, advisors, counsel, agents, attorneys-in-fact or other representatives, in each case, as determined by a final non-appealable judgment of a court of competent jurisdiction. All sums disbursed by the Administrative Agent in connection with this paragraph shall be payable pursuant to the terms of Section 10.04 of the Credit Agreement.

Section 6.14.                          General Authority of the Administrative Agent.  By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Administrative Agent as its agent hereunder and under such other Collateral Documents, (b) to confirm that the Administrative Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (d) to agree to be bound by the terms of this Agreement and any other Collateral Documents.

Section 6.15.                          Reasonable Care.  The Administrative Agent is required to use reasonable care in the custody and preservation of any of the Collateral in its possession; provided, that the Administrative Agent shall be deemed to have used reasonable care in the custody and preservation of any of the Collateral, if such Collateral is accorded treatment substantially similar to that which the Administrative Agent accords its own property.

Section 6.16.                          Delegation; Limitation.  The Administrative Agent may execute any of the powers granted under this Agreement and perform any duty hereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the gross negligence or willful misconduct of any agents or attorneys-in-fact selected by it with reasonable care and without gross negligence or willful misconduct.

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Section 6.17.                          Reinstatement.  The obligations of the Grantors under this Agreement shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower or other Loan Party in respect of the Secured Obligations is rescinded or must be otherwise restored by any holder of any of the Secured Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

Section 6.18.                          Intercreditor Agreements.  Notwithstanding anything herein to the contrary, the priority of the Liens and the Security Interest granted to the Administrative Agent pursuant to this Agreement and the exercise of any right or remedy by the Administrative Agent hereunder, are subject in all respects to the provisions of the Intercreditor Agreements. In the event of any conflict between the terms of any Intercreditor Agreement and this Agreement with respect to the priority of the Liens and the Security Interest granted to the Administrative Agent pursuant to this Agreement or with respect to the exercise of any right or remedy by the Administrative Agent hereunder, the terms of such Intercreditor Agreement shall govern and control.

Section 6.19.                          Obligations of Grantors.  The terms and conditions of this Agreement are subject to the terms and conditions of the Intercreditor Agreements.  Notwithstanding anything to the contrary in this Agreement, prior to the Discharge (as defined in the Closing Date Intercreditor Agreement) of the First Lien Secured Obligations (as defined in the Closing Date Intercreditor Agreement), any obligation of any Grantor in this Agreement that requires (or any representation or warranty hereunder to the extent that it would have the effect of requiring) delivery of Collateral (including any endorsements related thereto) to, or the possession or control of Collateral by, the Administrative Agent, shall be deemed complied with and satisfied (or, in the case of any representation or warranty hereunder, shall be deemed to be true) if such delivery of Collateral is made to, or such possession or control of Collateral is with, the First Lien Administrative Agent or Designated First Lien Representative.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

EMERGING MARKETS COMMUNICATIONS, LLC as Borrower

EMC ACQUISITION, LLC

SCISCO PARENT, INC.

SEAMOBILE, INC.

MARITEL HOLDINGS, INC.

MARITIME TELECOMMUNICATIONS NETWORK, INC.

MTN GOVERNMENT SERVICES, INC.

MTN LICENSE CORP.

MTN INTERNATIONAL, INC.

By:	/s/ Abel Avellan
	Name:	Abel Avellan
	Title:	Chief Executive Officer

[Signature Page to Second Lien Security Agreement]

EMC-JV HOLDCO LLC

By:	/s/ James Scola
	Name:	James Scola
	Title:	Assistant Secretary

[Signature Page to Second Lien Security Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:	/s/ Andrew Earls
	Name:	Andrew Earls
	Title:	Authorized Signatory

[Signature Page to Second Lien Security Agreement]

AMENDMENT NO. 1 TO SECOND LIEN CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO SECOND LIEN CREDIT AGREEMENT, dated as of May 9, 2016, 2016 (this “Agreement”), is made by and among (i) EMERGING MARKETS COMMUNICATIONS, LLC, a Delaware limited liability company (the “Borrower”), (ii) EMC ACQUISITION, LLC, a Delaware limited liability company (“Holdings”), and the other Guarantors party hereto, (iii) the Lenders party hereto, and (iv) MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the other Loan Parties, Morgan Stanley Senior Funding, Inc., as Administrative Agent, and the Lenders party thereto from time to time have heretofore entered into that certain Second Lien Credit Agreement, dated as of July 1, 2015 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”).  All capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Credit Agreement referred to below unless the context otherwise requires;

WHEREAS, Global Eagle Entertainment Inc., a Delaware corporation (“Global Eagle”), intends to acquire (the “EMC Acquisition”) 100% of the issued and outstanding membership interests of EMC Intermediate, LLC, a Delaware limited liability company and direct parent of Holdings (the “Acquired Company”), pursuant to the Acquisition Agreement (as defined below);

WHEREAS, the Borrower has requested that the Required Lenders consent to certain amendments to the Existing Credit Agreement in connection therewith (the Existing Credit Agreement as so amended as contemplated hereby, the “Credit Agreement”); and

WHEREAS, the Required Lenders are willing, on the terms and subject to the conditions set forth below, to consent to such amendments to the Existing Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Loan Parties, the Administrative Agent and the Lenders party hereto (the “Consenting Lenders”) hereby agree as follows:

ARTICLE I

AMENDMENT OF EXISTING LOAN DOCUMENTS

SECTION 1.1                                             Subject solely to the satisfaction of the condition set forth in Section 3.1 hereof, the Existing Credit Agreement is hereby amended as follows:

(a)                                 The definition of “Lender-Related Distress Event” in Section 1.01 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Lender-Related Distress Event” shall mean, with respect to any Lender or any other Person that directly or indirectly controls such Lender (each, a “Distressed Person”), (i) a voluntary or involuntary case with respect to such Distressed Person under any debt relief law, (ii) a custodian, conservator, receiver, or similar official is appointed for such Distressed Person or any substantial part of such Distressed Person’s assets, (iii) such Distressed Person, or any Person that directly or indirectly controls such Distressed Person, is subject to a forced liquidation, (iv) such Distressed Person makes a general assignment for the benefit of creditors or is otherwise adjudicated as, or determined by any governmental authority having regulatory authority over such Distressed Person to be, insolvent or bankrupt or (v) such Distressed Person becomes the subject of a Bail-in Action; provided that a Lender-Related Distress Event shall not be deemed to have occurred solely by virtue of the ownership or acquisition of any equity interests in any Lender or any Person that directly or indirectly controls such Lender by a governmental authority or an instrumentality thereof.”

(b)                                 The following definitions are added to Section 1.01 of the Existing Credit Agreement in alphabetical order:

““Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”

(c)                                  Section 10.21 is hereby deleted in its entirety and replaced with the following:

“SECTION 10.21  Acknowledgement and Consent to Bail-in of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                                 the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)                                 the effects of any Bail-in Action on any such liability, including, if applicable:

(i)                                     a reduction in full or in part or cancellation of any such liability;

(ii)                                  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)                               the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

SECTION 1.2                                             Each of the parties hereto agrees that, subject solely to the satisfaction of each of the conditions set forth in Article II hereof (as limited therein), effective only upon the occurrence of the Amendment Effective Date, the Existing Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex I hereto.

SECTION 1.3                                             Each of the parties hereto agrees that, subject solely to the satisfaction of each of the conditions set forth in Article II hereof (as limited therein), effective only upon the occurrence of the Amendment Effective Date, Exhibit D-1 to the Credit Agreement (Compliance Certificate) shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of Exhibit D-1 to the Credit Agreement (Compliance Certificate) attached as Annex II hereto.

SECTION 1.4                                             Each of the parties hereto agrees that, subject solely to the satisfaction of each of the conditions set forth in Article II hereof (as limited therein), effective only upon the occurrence of the Amendment Effective Date, Schedule 7.02(f) to the Credit Agreement (Investments) and Schedule 10.02(a) to the Credit Agreement (Administrative Agent’s Office, Certain Addresses for Notices) shall be replaced in their entirety by Schedule 7.02(f) to the Credit Agreement (Investments) and Schedule

10.02(a) to the Credit Agreement (Administrative Agent’s Office, Certain Addresses for Notices) attached as Annex III hereto.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

This Agreement shall be binding on the parties hereto and effective (other than with respect to Section 1.2, Section 1.3 and Section 1.4 of this Agreement, which shall be effective only as provided in the immediately following sentence) on the date the condition contained in Section 2.1 of this Agreement (and no others) have been satisfied.  The amendments contained in Section 1.2, Section 1.3, and Section 1.4 of this Agreement shall be effective on the date each of the conditions contained in this Article II (and no others) have been satisfied (the “Amendment Effective Date”).

SECTION 2.1                                             Execution of Counterparts.  The Administrative Agent shall have received counterparts of this Agreement duly executed and delivered by (i) the Loan Parties, (ii) the Administrative Agent, and (iii) Lenders constituting the Required Lenders (the date on which such counterparts are received, the “Execution Date”).

SECTION 2.2                                             Consummation of the EMC Acquisition.  The EMC Acquisition shall have been consummated, or substantially concurrently with the satisfaction or waiver of the other conditions set forth herein, shall be consummated, in accordance in all material respects with the terms of the Interest Purchase Agreement, dated as of the date hereof (together with all schedules and exhibits thereto, collectively, as amended, the “Acquisition Agreement”), by and between Global Eagle and EMC Acquisition Holdings, LLC, a Delaware limited liability company, without giving effect to any modifications, amendments, consents or waivers thereto, that are materially adverse to the interests of the Administrative Agent or the Lenders in their capacities as such, unless made with the prior consent of the Administrative Agent (not to be unreasonably withheld, delayed or conditioned).

SECTION 2.3                                             No Company Material Adverse Change.  There shall not have been a Company Material Adverse Change (as defined in the Acquisition Agreement as in effect on the date hereof) since [  ], 2016.(1)

SECTION 2.4                                             Refinancing.  All obligations under that certain Loan and Security Agreement, dated as of December 22, 2014 (as amended from time to time), by and among Global Eagle Entertainment Inc., the guarantors party thereto, and Citibank, N.A., shall have been paid in full and all commitments thereunder terminated and all security interests and guaranties in connection therewith shall have been terminated or released (or customary arrangements for such termination or release shall have been made).  Global Eagle and its Subsidiaries shall have no material outstanding indebtedness for borrowed money other than the Indebtedness under the Credit Agreement, indebtedness under the First Lien Credit Agreement and other Indebtedness permitted under the Credit Agreement (including the Convertible Notes (as defined in the Credit Agreement)).

SECTION 2.5                                             Financial Statements.  The Administrative Agent shall have received unaudited consolidated balance sheets and related consolidated statements of income and cash flows of Global Eagle and its subsidiaries for each fiscal quarter of Global Eagle (other than the last fiscal quarter of a year) subsequent to December 31, 2015 and ending at least 45 days before the Amendment Effective Date.

(1)  To be conformed to the Acquisition Agreement upon satisfactory review of the updated draft Acquisition Agreement.

SECTION 2.6                                             Joinder and other Loan Documentation. Each of Global Eagle, the Acquired Company and each Subsidiary of Global Eagle to the extent such Subsidiary is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement (as defined in the Credit Agreement in the form attached hereto as Annex I, the “Amended Collateral and Guarantee Requirement”) (each such Subsidiary collectively with Global Eagle and the Acquired Company, the “Global Eagle Loan Parties” and each a “Global Eagle Loan Party”) shall (a)  have duly executed and delivered to the Administrative Agent a Joinder Agreement to become a Guarantor under the Credit Agreement, Security Agreement Supplements, Intellectual Property Security Agreements, acknowledgements to the Closing Date Intercreditor Agreement and other security agreements and documents as reasonably requested by and in form and substance reasonably satisfactory to the Administrative Agent, in each case granting Liens required by the Amended Collateral and Guarantee Requirement, (b) subject to the Closing Date Intercreditor Agreement, have delivered any and all certificates representing Equity Interests (to the extent certificated) and intercompany notes constituting negotiable instruments (to the extent certificated) that are required to be pledged pursuant to the Amended Collateral and Guarantee Requirement, accompanied by undated stock powers or other appropriate instruments of transfer executed in blank and instruments evidencing Indebtedness held by such Global Eagle Loan Party, and required to be delivered pursuant to the Amended Collateral and Guarantee Requirement indorsed in blank to the Administrative Agent, and (c) have taken (and, to the extent applicable, caused its direct or indirect parent to have taken) whatever action (including, without limitation, the filing of UCC financing statements and delivery of stock and membership interest certificates) as may be necessary in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and perfected Liens to the extent required by the Amended Collateral and Guarantee Requirement, and to otherwise comply with the requirements of the Amended Collateral and Guarantee Requirement (the documentation to be delivered and/or executed pursuant to clauses (a) through (c) above collectively, the “Joinder Documentation”); provided that notwithstanding the foregoing, delivery of the documents and instruments necessary to satisfy the requirements of this sentence and the Amended Collateral and Guarantee Requirement (except for (x) the execution and delivery of Joinder Agreements to become a Guarantor under the Credit Agreement, Security Agreement Supplements, Intellectual Property Security Agreements and acknowledgements to the Closing Date Intercreditor Agreement, (y) the filing of financing statements under the Uniform Commercial Code in respect of the Global Eagle Loan Parties, and (z) subject to the Closing Date Intercreditor Agreement, the delivery of certificated equity securities of Global Eagle’s wholly-owned Subsidiaries (provided such certificated equity securities, other than the certificated equity securities of any of Global Eagle’s wholly-owned Material Subsidiaries, will only be required to be delivered on the Amendment Effective Date to the extent that such certificated equity securities are received by the Borrower from Global Eagle)) shall not constitute conditions precedent to the Amendment Effective Date after the Borrower’s use of commercially reasonable efforts to provide such items on or prior to the Amendment Effective Date without undue burden or expense so long as such documents and instruments are delivered within (x) subject to the Closing Date Intercreditor Agreement, with respect to any required delivery of certificated equity securities, intercompany notes or instruments evidencing Indebtedness, 45 days after the Amendment Effective Date (subject to extensions approved by the Administrative Agent in its reasonable discretion) and (y) with respect to any other required documents and instruments or actions, 90 days after the Amendment Effective Date (subject to extensions approved by the Administrative Agent in its reasonable discretion).  The Administrative Agent shall have received customary legal opinions with respect to the Joinder Documentation, customary officer’s closing certificates, organizational documents, customary evidence of authorization and good standing certificates in jurisdictions of formation/organization, in each case of the Loan Parties (to the extent applicable), and a solvency certificate substantially in the form of Exhibit D-2 to the Credit Agreement signed by the chief financial officer of Global Eagle as of the Amendment Effective Date and after giving effect to the EMC Acquisition, this Agreement, the refinancing described in Section 2.4 above and the execution and delivery of the Joinder Documentation with respect to Global Eagle and its restricted subsidiaries, on a consolidated basis.

SECTION 2.7                                             Amendments to other Loan Documents. The Administrative Agent shall have received Amendment No. 1 to Closing Date Intercreditor Agreement and Amendment No. 1 to Second Lien Security Agreement, in each case in the form as attached hereto as Annex IV and Annex V, respectively, and executed by the parties thereto.

SECTION 2.8                                             Representations and Warranties.  The Specified Representations (as defined below) and the Specified Acquisition Agreement Representations (as defined below) shall be true and correct in all material respects on the Amendment Effective Date (unless such representations relate to an earlier date, in which case, such representations shall have been true and correct in all material respects as of such earlier date), except for representations and warranties that are already qualified by materiality, which representations and warranties shall be true and correct in all respects.  For purposes hereof, (a) “Specified Acquisition Agreement Representations” shall mean such of the representations and warranties made with respect to EMC Intermediate, LLC and its Subsidiaries in the Acquisition Agreement as are material to the interests of the Lenders, but only to the extent that Global Eagle has the right not to consummate the transactions contemplated by the Acquisition Agreement or to terminate its obligations under the Acquisition Agreement as a result of a breach or inaccuracy of such representations or warranties in the Acquisition Agreement (determined without regard to any notice requirement or lapse of time or both); and (b) “Specified Representations” shall mean, the representations and warranties set forth in Sections 5.01(a) (in the case of the Borrower and the Guarantors only), 5.01(b) (in the case of the Borrower and the Guarantors only), 5.02(a), 5.02(b)(i), 5.02(b)(ii), 5.04, 5.12, 5.16, 5.18 and, subject to proviso in the first sentence of Section 2.6 of this Agreement, Section 5.19 of the Credit Agreement, in each case in the form attached hereto as Annex I.

SECTION 2.9                                             Fees and Expenses.  The Borrower shall have paid (or shall have caused to have been paid) (i) to the Administrative Agent all expenses payable pursuant to Section 10.04 of the Credit Agreement which have accrued to the Amendment Effective Date to the extent invoices therefor have been provided at least two Business Days prior to the Amendment Effective Date and (ii) to the Administrative Agent, for the account of each Lender that has executed and delivered a counterpart signature page to this Agreement at or prior to the Amendment Effective Date, a consent fee (the “Amendment Consent Fee”) in an amount equal to 1.00% of the aggregate Term Loans of such Lender as of the date hereof. The Amendment Consent Fee shall be payable in immediately available funds and, once paid, such fee or any part thereof shall not be refundable.

SECTION 2.10                                      PATRIOT Act.  The Administrative Agent shall have received, no later than three Business Days prior to the Amendment Effective Date, all documentation and other information about the Global Eagle Loan Parties as has been reasonably requested in writing by the Administrative Agent at least seven calendar days prior to the Amendment Effective Date and that has been determined by the Administrative Agent to be required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.

SECTION 2.11                                      Termination Date.  The Amendment Effective Date shall have occurred on or before [       ], 2016(2).

SECTION 2.12                                      No Default.         No Default or Event of Default (each as defined in the Credit Agreement in the form attached hereto as Annex I) shall have occurred and be continuing as of the Execution Date.  No Event of Default under Section 8.01(a) or (f) of the Credit Agreement shall have occurred and be continuing as of the Amendment Effective Date.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

SECTION 3.1                                             Representations and Warranties.  In order to induce the Consenting Lenders and the Administrative Agent to enter into this Agreement, the Loan Parties hereby represent and warrant to the Administrative Agent and each Lender, as of the date hereof, as follows:

(a)                                 this Agreement has been duly authorized, executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each such Loan Party, enforceable against it in accordance with its terms, except to the extent the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(b)                                 the execution, delivery and performance by the Loan Parties of this Agreement will not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Existing Credit Agreement), or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or by which it or any of its property or assets is bound or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clauses (ii) and (iii), to the extent that such violation, conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect; and

(c)                                  each of the representations and warranties contained in Article 5 of the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier date; provided, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(2)  To be the earlier of (i) the outside date in the Acquisition Agreement and (ii) 180 days after the date of this Agreement.

SECTION 3.2                                             Non-Impairment, etc.  After giving effect to this Agreement, neither the modification of the Existing Credit Agreement nor the execution, delivery, performance or effectiveness of this Agreement or any other Loan Document impairs the validity, effectiveness or priority of the Liens granted pursuant to the Collateral Documents, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred.

SECTION 3.3                                             Reaffirmation of Obligations.  Each of the Loan Parties hereby consents to this Agreement and hereby (a) restates, ratifies and reaffirms all terms and conditions set forth in the Existing Credit Agreement and the Loan Documents effective as of the date hereof and the Amendment Effective Date and as amended hereby and hereby reaffirms its obligations (including the Obligations) under each Loan Document to which it is a party, (b) confirms and agrees that the Liens on the Collateral granted by it pursuant to the Collateral Documents to which it is a party shall continue in full force and effect, and (c) acknowledges and agrees that such Liens on the Collateral granted by it pursuant to such Collateral Documents shall continue to secure the Obligations, as amended or otherwise affected hereby.

ARTICLE IV

MISCELLANEOUS

SECTION 4.1                                             Consent to Amendments and New Loan Documents; Further Assurances.  Each Consenting Lender hereby consents to, and authorizes the Borrower, each other Loan Party and the Administrative Agent to enter into, such new Loan Documents or amendments, restatements, amendment and restatements, supplements and modifications to the Loan Documents (including, without limitation, the Closing Date Intercreditor Agreement) as the Administrative Agent deems reasonably necessary or advisable in connection with this Agreement.

SECTION 4.2                                             Non-Reliance on the Administrative Agent. Each Consenting Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis, appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of Global Eagle, the Loan Parties and their Affiliates and made its own decisions to enter into this Agreement. Each Consenting Lender also represents that it will, independently and without reliance upon the Administrative Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, the Credit Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of Global Eagle, the Loan Parties and their Affiliates.

SECTION 4.3                                             No Advisory or Fiduciary Responsibility.  In connection with all aspects of each transaction contemplated hereby, each Loan Party acknowledges and agrees, and that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent are arm’s-length commercial transactions between the Loan Parties and their respective Affiliates, on the one hand, and the Administrative Agent and the Lenders, on the other hand, (B) each Loan Party has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each Loan Party is responsible for evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the Credit Agreement and the other Loan Documents; (ii) (A) the Administrative Agent and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for each Loan Party or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent nor any Lender has any obligation to the Loan Parties or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the

Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and neither the Administrative Agent nor any Lender has any obligation to disclose any of such interests to the Loan Parties or any of their respective Affiliates.  To the fullest extent permitted by law, each Loan Party hereby waives and releases any claims that it may have against the Administrative Agent and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

SECTION 4.4                                             Costs and Expenses.  The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket costs and expenses in connection with this Agreement.

SECTION 4.5                                             Full Force and Effect; Amendment and Restatement.  Except as expressly provided herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 4.6                                             Loan Document Pursuant to Existing Credit Agreement.  THIS AGREEMENT IS A LOAN DOCUMENT EXECUTED PURSUANT TO THE EXISTING CREDIT AGREEMENT AND SHALL BE CONSTRUED, ADMINISTERED AND APPLIED IN ACCORDANCE WITH ALL OF THE TERMS AND PROVISIONS OF THE EXISTING CREDIT AGREEMENT, INCLUDING, WITHOUT LIMITATION, THE PROVISIONS RELATING TO FORUM SELECTION, CONSENT TO JURISDICTION AND WAIVER OF JURY TRIAL INCLUDED IN SECTION 10.16 OF THE EXISTING CREDIT AGREEMENT, WHICH PROVISIONS ARE HEREBY ACKNOWLEDGED AND CONFIRMED BY EACH OF THE PARTIES HERETO.

SECTION 4.7                                             Headings.  The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

SECTION 4.8                                             Execution in Counterparts.  This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  Delivery by facsimile or other electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 4.9                                             Cross-References.  References in this Agreement to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Agreement.

SECTION 4.10                                      Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 4.11                                      Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 4.12                                      GOVERNING LAW.  THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 4.13                                      Amendment.  Each of the parties hereto acknowledges and agrees that the terms of this Agreement do not constitute a novation but, rather, subject to satisfaction of applicable conditions set forth herein, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by the Existing Credit Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

EMERGING MARKETS COMMUNICATIONS, LLC, as Borrower

By:	/s/ Thomas E. Severson
	Name:	Thomas E. Severson
	Title:	Chief Financial Officer

EMC ACQUISITION, LLC

By:	/s/ Thomas E. Severson
	Name:	Thomas E. Severson
	Title:	Chief Financial Officer

SCISCO PARENT, INC.

By:	/s/ Thomas E. Severson
	Name:	Thomas E. Severson
	Title:	Chief Financial Officer

SEAMOBILE INC.

By:	/s/ Thomas E. Severson
	Name:	Thomas E. Severson
	Title:	Chief Financial Officer

MARITEL HOLDINGS, INC.

By:	/s/ Thomas E. Severson
	Name:	Thomas E. Severson
	Title:	Chief Financial Officer

MARITIME TELECOMMUNICATIONS NETWORK, INC.

By:	/s/ Thomas E. Severson
	Name:	Thomas E. Severson
	Title:	Chief Financial Officer

MTN GOVERNMENT SERVICES, INC.

By:	/s/ Thomas E. Severson
	Name:	Thomas E. Severson
	Title:	Chief Financial Officer

MTN LICENSE CORP.

By:	/s/ Thomas E. Severson
	Name:	Thomas E. Severson
	Title:	Chief Financial Officer

MTN INTERNATIONAL, INC.

By:	/s/ Thomas E. Severson
	Name:	Thomas E. Severson
	Title:	Chief Financial Officer

EMC-JV HOLDCO LLC

By:	/s/ Thomas E. Severson
	Name:	Thomas E. Severson
	Title:	Chief Financial Officer

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:	/s/ Reagan C. Philipp
	Name:	Reagan Philipp
	Title:	Authorized Signatory

NORTH HAVEN CREDIT PARTNERS II L.P., as Lender

By: MS Credit Partners II GP L.P., its general partner

By: MS Credit Partners II GP Inc., its general partner

By:	/s/ Fay Chen
Name: Fay Chen
Title: Executive Director

NEWSTONE CAPITAL PARTNERS II, L.P., as Lender

By: Newstone Partners II, L.P., its General Partner

By: Newstone Partners II, LLC, its General Partner

By:	/s/ Timothy P. Costello
Name: Timothy P. Costello
Title: Managing Director

SOLAR CAPITAL LTD., as a Lender

By:	/s/ Krishna Thiyagarajan
Name: Krishna Thiyagarajan
Title: Authorized Signatory

Everest Funding, LLC as a Lender

By:	/s/ Jonathan M. Barnes
Name: Jonathan M. Barnes
Title: Vice President

Apollo Trading, LLC as a Lender

By:	/s/ Jonathan M. Barnes
Name: Jonathan M. Barnes
Title: Vice President

Capitala Finance Corp., as a Lender

By:	/s/ Steve Arnall
Name: Steve Arnall
Title: CFO

ANNEX I

CREDIT AGREEMENT

[Provided under separate cover.]

ANNEX II

EXHIBIT D-1 TO CREDIT AGREEMENT(3)

[Provided under separate cover.]

(3)  Compliance Certificate to be updated to conform to Credit Agreement.

ANNEX III

SCHEDULE 7.02(f)(4) and 10.02(a) TO CREDIT AGREEMENT

[Provided under separate cover.]

(4)  Schedule 7.02(f) to be updated to include existing Global Eagle intercompany investments.

ANNEX IV

FORM OF AMENDMENT NO. 1 TO CLOSING DATE INTERCREDITOR AGREEMENT

[Provided under separate cover.]

ANNEX V

FORM OF AMENDMENT NO. 1 TO SECOND LIEN SECURITY AGREEMENT

[Provided under separate cover.]

SECOND LIEN SECURITY AGREEMENT SUPPLEMENT

SECOND LIEN SECURITY AGREEMENT SUPPLEMENT, dated as of July 27, 2016 (this “Security Agreement Supplement”), made by Global Eagle Entertainment Inc., a Delaware corporation (“Parent”), and each entity listed on Schedule 1 hereto (the “Subsidiary Grantors” and, together with Parent, each an “Additional Grantor” and, collectively, the “Additional Grantors”), in favor of Morgan Stanley Senior Funding, Inc., as Administrative Agent for the Secured Parties (in such capacity and together with its successors and permitted assigns, the “Administrative Agent”).  Capitalized terms not defined herein shall have the meaning assigned to such terms in the Security Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, EMC Acquisition, LLC, a Delaware limited liability company, Emerging Markets Communications, LLC, a Delaware limited liability company, the other Guarantors party thereto from time to time, Morgan Stanley Senior Funding, Inc., as the Administrative Agent, and each lender from time to time party thereto (collectively, the “Lenders” and, individually, a “Lender”), have entered into that certain Second Lien Credit Agreement, dated as of July 1, 2015, as amended by that certain Amendment No. 1 to Second Lien Credit Agreement (the “First Amendment”), dated May 9, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, Holdings, the Borrower, certain Subsidiaries of the Borrower and the Administrative Agent have entered into that certain Second Lien Security Agreement, dated as of July 1, 2015, as amended by that certain Amendment No. 1 to Second Lien Security Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, the Credit Agreement requires each Additional Grantor to become a party to the Security Agreement; and

WHEREAS, each Additional Grantor has agreed to execute and deliver this Security Agreement Supplement in order to become a party to the Security Agreement;

NOW, THEREFORE, IT IS AGREED:

1.             SECURITY AGREEMENT.  By executing and delivering this Security Agreement Supplement, each Additional Grantor, as provided in Section 6.12 of the Security Agreement, hereby (i) becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder and (ii) grants to the Administrative Agent for the benefit of the Secured Parties, a security interest in all of such Additional Grantor’s right, title and interest in, to and under all Collateral, as security for the Secured Obligations.  The information set forth in Annex 1-A is hereby added to the information set forth in Schedules I and II to the Security Agreement.  Each Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 3.02 of the Security Agreement is true and correct on and as the date hereof (after giving effect to this Security Agreement Supplement) as if made on and as of such date, provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct as of such earlier date.

1

2.             Subject to Section 6.15 of the Security Agreement, each Grantor hereby irrevocably authorizes the Administrative Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any financing statements with respect to the Collateral or any part thereof and amendments thereto and continuations thereof that (i) indicate the Collateral as “all assets of the debtor, whether now existing or hereafter arising” or words of similar effect as being of an equal or lesser scope or with greater detail and (ii) contain the information required by Article 9 of the UCC or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and, if required, any organizational identification number issued to such Grantor. Each Grantor agrees to provide such information to the Administrative Agent promptly upon any reasonable request.

3.             INTERCREDITOR AGREEMENT.  Notwithstanding anything herein to the contrary, the Liens and the Security Interest granted to the Administrative Agent pursuant to this Agreement and the exercise of any right or remedy by the Administrative Agent hereunder are subject in all respects to the provisions of the Intercreditor Agreements.  In the event of any conflict between the terms of any Intercreditor Agreement and this Agreement, the terms of such Intercreditor Agreement shall govern and control.

4.             GOVERNING LAW.  THIS SECURITY AGREEMENT SUPPLEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON OR ARISING OUT OF THIS SECURITY AGREEMENT SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank]

2

IN WITNESS WHEREOF, the undersigned have caused this Security Agreement Supplement to be duly executed and delivered by its authorized officer as of the date first above written.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ David Davis
Name: David Davis
Title: Chief Executive Officer

AIRLINE MEDIA PRODUCTIONS, INC.

By:	/s/ David Davis
Name: David Davis
Title: Chief Executive Officer

ENTERTAINMENT IN MOTION, INC.

By:	/s/ David Davis
Name: David Davis
Title: Chief Executive Officer

GLOBAL EAGLE ENTERTAINMENT OPERATIONS SOLUTIONS, INC.

By:	/s/ David Davis
Name: David Davis
Title: Chief Executive Officer

EMC INTERMEDIATE, LLC

By:	/s/ David Davis
Name: David Davis
Title: Chief Executive Officer

INFLIGHT PRODUCTIONS USA INC.

By:	/s/ David Davis
Name: David Davis
Title: Chief Executive Officer

POST MODERN EDIT, INC.

By:	/s/ David Davis
Name: David Davis
Title: Chief Executive Officer

THE LAB AERO, INC.

By:	/s/ David Davis
Name: David Davis
Title: Chief Executive Officer

ROW 44, INC.

By:	/s/ David Davis
Name: David Davis
Title: Chief Executive Officer

N44HQ, LLC

By:	/s/ David Davis
Name: David Davis
Title: Chief Executive Officer

2

Schedule 1

SUBSIDIARY GRANTORS

Subsidiary Guarantor	Jurisdiction of Formation/Organization
Global Eagle Entertainment Operations Solutions, Inc.	Delaware
EMC Intermediate, LLC	Delaware
Entertainment in Motion, Inc.	California
Inflight Productions USA Inc.	California
The Lab Aero, Inc.	California
Post Modern Edit, Inc.	Delaware
Row 44, Inc.	Delaware
Airline Media Productions, Inc.	Delaware
N44HQ, LLC	Delaware

ANNEX 1-A

See attached.

Schedule I

Subsidiary Parties

-                    Global Eagle Entertainment Operations Solutions, Inc.

-                    EMC Intermediate, LLC

-                    Entertainment In Motion, Inc.

-                    Inflight Productions USA Inc.

-                    Post Modern Edit, Inc.

-                    Row 44, Inc.

-                    Airline Media Productions, Inc.

-                    The Lab Aero, Inc.

-                    N44HQ, LLC

Schedule II

Pledged Equity and Pledged Debt

Equity Interests of Companies and Subsidiaries

Record Owner	Current Legal Entities Owned	Certificate No.(1)	No. Shares/Interest	Percent Pledged
Global Eagle Entertainment, Inc.	Global Eagle Entertainment Luxembourg I S.a r.l.	uncertificated	13,000	65%
	Global Eagle Entertainment Operations Solutions, Inc.	1	100	100%
	EMC Intermediate, LLC	uncertificated	100	100%
	Entertainment in Motion, Inc.	8	200	100%
	Inflight Productions USA Inc.	2	100	100%
	Post Modern Edit, Inc.	2	1,000	100%
	Row 44, Inc.	82	1,000	100%
	Airline Media Productions, Inc.	2	1,000	100%
Inflight Productions USA Inc.	The Lab Aero, Inc.	2	1,000	100%
Row 44, Inc.	N44HQ, LLC	1	100% Membership Interest	100%
	32221777 Nova Scotia Limited	3	65	65%
	Row44 Russia LLC	N/A	N/A	N/A

(1)  Certificate numbers for certificates evidencing Pledged Equity of Foreign Subsidiaries that are Immaterial Subsidiaries are not provided and are marked “N/A”.

Debt Interests of Companies and Subsidiaries

Promissory Notes

1)             Intercompany Note, dated as of January 31, 2013, as amended by that certain Amendment to Promissory Note, dated January 27, 2016, in an initial principal amount of $55,000,000.00, between Global Eagle Entertainment, Inc., as the Lender, and Global Eagle Entertainment Luxembourg II S.à.r.l., as the Borrower (outstanding balance of $16,327,362.99 as of December 31, 2015).

2)             Intercompany Note, dated as of February 8, 2013, as amended by that certain Amendment to Promissory Note, dated as of January 27, 2016, in an initial principal amount of $26,155,000.00, between Global Eagle Entertainment, Inc., as the Lender, and Global Eagle Entertainment Luxembourg II S.à.r.l., as the Borrower (outstanding balance of $26,722,527.69 as of December 31, 2015).

3)             Intercompany Note, dated as of March 7, 2014, in an initial principal amount of $36,245,950.00, between Global Eagle Entertainment, Inc., as the Lender, and Global Eagle Entertainment Luxembourg II S.à.r.l., as the Borrower (outstanding balance of $36,844,752.94 as of December 31, 2015).

4)             Intercompany Note, dated as of September 11, 2014, in an initial principal amount of $541,840.00, between Global Eagle Entertainment, Inc., as the Lender, and Global Eagle Entertainment Luxembourg II S.à.r.l., as the Borrower (outstanding balance of $549,128.86 as of December 31, 2015).

5)             Intercompany Note, dated as of August 4, 2015, in an initial principal amount of $4,870,000.00, between Global Eagle Entertainment, Inc., as the Lender, and Global Eagle Entertainment Luxembourg II S.à.r.l., as the Borrower (outstanding balance of $4,889,880.27 as of December 31, 2015).

6)             Intercompany Note, dated as of December 15, 2015, in an initial principal amount of $631,055.00, between Global Eagle Entertainment, Inc., as the Lender, and DTI Software Incorporation, as the Borrower (outstanding balance of $631,331.63 as of December 31, 2015).

7)             Intercompany Note, dated as of December 15, 2015, in an initial principal amount of $423,324.00, between Global Eagle Entertainment, Inc., as the Lender, and Global Entertainment GmbH, as the Borrower (outstanding balance of $423,509.57 as of December 31, 2015).

8)             Intercompany Note, dated as of December 15, 2015, in an initial principal amount of $218,067.00, between Global Eagle Entertainment, Inc., as the Lender, and PMG California, Inc., as the Borrower (outstanding balance of $218,162.59 as of December 31, 2015).

9)             Intercompany Note, dated as of December 15, 2015, in an initial principal amount of $41,425.00, between Global Eagle Entertainment, Inc., as the Lender, and Inflight Productions Pte Ltd., as the Borrower (outstanding balance of $41,443.16 as of December 31, 2015).

10)      Intercompany Note, dated as of December 15, 2015, in an initial principal amount of $132,509.00, between Global Eagle Entertainment, Inc., as the Lender, and DTI Software FZ-LLC, as the Borrower (outstanding balance of $132,567.09 as of December 31, 2015).

11)      Intercompany Note, dated as of December 15, 2015, in an initial principal amount of $126,983.00, between Global Eagle Entertainment, Inc., as the Lender, and Inflight Productions FZ-LLC, as the Borrower (outstanding balance of $127,038.66 as of December 31, 2015).

12)      Intercompany Note, dated as of May 1, 2013, in an initial principal amount of $2,892,480, between Global Eagle Entertainment, Inc., as the Lender, and Global Eagle Entertainment Luxembourg II S.à.r.l., as the Borrower.

Schedule III

Commercial Tort Claims

None.